                                                          EXHIBIT 23.3

                       CONSENT OF LAWRENCE M.V.D. SCHLOSS


   I hereby consent to the reference in the Proxy Statement/Prospectus constituting part of the Registration Statement on Form S-4 (and all amendments thereto) of DecisionOne Holdings Corp. to my name as a person about to become a director of DecisionOne Holdings Corp.


                                          /s/ Lawrence M.v.D. Schloss
                                          -----------------------------------
                                             Lawrence M.v.D. Schloss


July 14, 1997